Execution Copy

                   ADMINISTRATION AGREEMENT dated as of April 19, 1999, among SMS STUDENT LOAN TRUST 1999-B, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and HSBC BANK USA, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                               W I T N E S S E T H

                  WHEREAS the Issuer was formed pursuant to the Trust Agreement dated as of April 19, 1999 (the "Trust Agreement") among the Seller, as depositor, Secondary Market Company, Inc., a Delaware corporation (the "Company"), and The First National Bank of Chicago, as Eligible Lender Trustee (the "Eligible Lender Trustee") and is issuing the Class A-1 Floating Rate Asset-Backed Senior Notes (the "Class A-1 Notes"), the Class A-2 Floating Rate Asset-Backed Senior Notes (the "Class A-2 Notes" and together with the Class A-1 Notes, the "Senior Notes") and the Floating Rate Asset-Backed Subordinate Notes (the "Subordinate Notes" and, together with the Senior Notes, the "Notes") pursuant to the Indenture dated as of April 19, 1999 (the "Indenture"), between the Issuer and the Indenture Trustee, (capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A hereto, which also contains rules of usage and construction that shall be applicable herein); and

                  WHEREAS the Issuer has entered into certain agreements in connection with the issuance of the Notes, including the Basic Documents; and

                  WHEREAS, pursuant to the Basic Documents, the Issuer and the Eligible Lender Trustee are required to perform certain duties in connection with the Notes and the Collateral therefor pledged pursuant to the Indenture; and

                  WHEREAS the Issuer and the Eligible Lender Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Eligible Lender Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Basic Documents as the Issuer and the Eligible Lender Trustee may from time to time request; and


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                  WHEREAS the Administrator has the capacity to provide the
services required hereby and is willing to perform such services for the Issuer and the Eligible Lender Trustee on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  1. Representations of the Administrator. The Administrator makes the following representations on which the Issuer, the Eligible Lender Trustee and the Swap Counterparty are deemed to have relied. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Financed Student Loans, as of the applicable Transfer Date in the case of the Delayed Delivery Loans, Serial Loans and the New Loans, as of the relevant date of assignment in the case of any Qualified Substitute Student Loan, as of the date of origination in the case of any Consolidation Loan originated by the Trust during the Revolving Period, and as of the applicable Add-on Consolidation Loan Funding Date in the case of any Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan, but shall survive the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. The Administrator is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

                  (b) Power and Authority of the Administrator. The Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary corporate action.

                  (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Administrator, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

                  (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court


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          or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties. The consummation by the Administrator of the transactions contemplated by this Agreement will not result in the loss of any Guarantee Payments by the Trust or any reinsurance payments with respect to any Financed Student Loan.

                  (e) No Proceedings. There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents,
         (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Notes or (iv) seeking to affect adversely the federal or state income tax attributes of the Issuer or the Notes.

                  (f) All Consents. All authorizations, consents, licenses, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have in each case been duly obtained, effected or given and are in full force and effect.

                  2. Duties of the Administrator.

                  (a) Duties with Respect to the Basic Documents. The Administrator shall perform all its duties as Administrator and the duties of the Issuer under the Basic Documents. In addition, the Administrator shall consult with the Eligible Lender Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Basic Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee when action is necessary to comply with the Issuer's duties under the Basic Documents. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Basic Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Indenture, including such of the foregoing as are required with respect to the following matters (references below in this subsection (a) being to sections of the Indenture):



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                  (A) the duty to cause the Note Registrar to keep the Note
         Register and to give the Indenture Trustee prompt notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

                  (B) the fixing or causing to be fixed of any specified record date and the timely notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

                  (C) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                  (D) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

                  (E) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for a transfer of the Subordinate Notes (Section 2.04);

                  (F) the duty to cause the Note Registrar to maintain on behalf of the Issuer an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of the Notes (Section 3.02);

                  (G) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                  (H) the direction to the Paying Agents to deposit moneys with the Indenture Trustee (Section 3.03);

                  (I) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.04);

                  (J) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.05);

                  (K) the delivery by the Issuer of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers' Certificate of the Issuer and certain other statements, in accordance with Section
         3.09 of the Indenture, as to compliance with the Indenture (Sections
         3.06 and 3.09);

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                  (L) the identification to the Indenture Trustee in an
         Officers' Certificate of the Issuer of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

                  (M) the notification of the Indenture Trustee, the Rating Agencies and the Swap Counterparty of any Servicer Default pursuant to the Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

                  (N) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10);

                  (O) the prompt delivery of notice to the Indenture Trustee, the Rating Agencies and the Swap Counterparty of each Event of Default, any Default under Section 5.01(iii) of the Indenture and each default by the Servicer under the Servicing Agreement or by the Seller under the Loan Sale Agreement (Section 3.18);

                  (P) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate of the Issuer and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                  (Q) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

                  (R) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections
         6.08 and 6.10);

                  (S) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

                  (T) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries to the Noteholders (Section 7.03);

                  (U) the opening of one or more accounts in the Issuer's name, the preparation of Issuer Orders, Officers' Certificates of the Issuer and Opinions of Counsel and all other


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         actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

                  (V) the preparation of an Issuer Request and Officers' Certificate of the Issuer and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.04 and 8.05);

                  (W) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders, each Rating Agency and the Swap Counterparty of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                  (X) the preparation of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.06);

                  (Y) the notification of Noteholders and the Swap Counterparty of redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Section 10.02);

                  (Z) the preparation of all Officers' Certificates of the Issuer, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

                  (AA) the preparation and delivery of Officers' Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

                  (AB) the preparation and timely delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

                  (AC) the recording of the Indenture, if applicable (Section 11.15);

                  (AD) the duty to obtain a new servicer as Successor Servicer and to enter into an agreement with such Successor Servicer (Section 3.07(e));

                  (AE) the notification of the termination of the Servicer and the appointment of a Successor Servicer (Section 3.07(f));

                  (AF) the duty to cause the Servicer to comply with the Servicing Agreement (Section 3.14); and


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

                  (AG) the delivery of all documents and opinions to be provided by the Issuer under Part 3 of the Swap Agreement, performing all obligations of the Issuer under Part 5(b), 5(i) and Part 5(o) of the Swap Agreement, and providing all notices and consents required by the Issuer under the Swap Agreement.

                  The Administrator shall provide to the Eligible Lender Trustee
(i) a list of jurisdictions in which the Issuer is required to be licensed and
(ii) any other information necessary for the Eligible Lender Trustee to fulfill its obligations under Section 7.08 of the Trust Agreement.

                  (b) Duties with Respect to the Issuer. (i) In addition to the duties of the Administrator set forth above and in the other Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Eligible Lender Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Eligible Lender Trustee to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Eligible Lender Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents. In furtherance thereof, the Eligible Lender Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Eligible Lender Trustee and the Issuer for the purpose of executing on behalf of the Eligible Lender Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 9 of this Agreement, and in accordance with the directions of the Eligible Lender Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the Administrator.

                  (ii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Rating Agencies and (if the Seller is not the Administrator) the Seller, an Officers' Certificate of the Administrator containing all the information necessary:

                  (A) to pay the Department any Consolidation Fees due and payable to the Department, to the extent such Consolidation Fees are not being deducted by the Department out of Special Allowance Payments or Interest Subsidy Payments, which Officers' Certificate shall be delivered on the date that is three Business Days prior to the date such fees are to be remitted to the Department;

                  (B) during the Revolving Period to pay the Seller, pursuant to
         Section 2.02 of the Loan Sale Agreement, on each Transfer Date, the Loan Purchase Amount for Delayed Delivery Loans or the Loan Purchase Amount (or if the Parity Date has occurred, the Purchase Collateral Balance) for Delayed Delivery Loans, New Loans or Serial Loans purchased by the Eligible Lender Trustee on behalf of the Issuer on such date and, on


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         each Transfer Date after the end of the Revolving Period, the Purchase
         Collateral Balance for Serial Loans so purchased on such date (but, only to the extent the Purchase Collateral Balance has not been satisfied by the exchange of Serial Loans for Exchanged Student Loans), which Officers' Certificate, in each case, shall be delivered on the Business Day preceding such Transfer Date;

                  (C) to pay the Servicer the Servicing Fee due on each Monthly Payment Date pursuant to Section 2(d)(iv)(A), 2(d)(v)(A) and 2(e)(iv)(A) and any Servicing Fee Shortfall due on each Quarterly Payment Date pursuant to Section 2(e)(ii)(b)(v), which Officers' Certificate shall be delivered on the each Determination Date;

                  (D) to make all the distributions required by Sections 2(d), 2(e), 2(f) and 2(j), for the Monthly Collection Period or Collection Period, as the case may be, preceding the date of such Officers' Certificate, which Officers' Certificate shall be delivered on each Determination Date.

         In addition, prior to each Determination Date immediately preceding a Quarterly Payment Date, the Administrator shall determine, in compliance with its obligation to prepare an Officers' Certificate on such Determination Date pursuant to this Section, the Class A-1 Note Rate, the Class A-2 Note Rate and the Subordinate Note Rate that will be applicable to the Quarterly Payment Date following such Determination Date. In connection therewith, the Administrator shall calculate Three-Month LIBOR, the Class A-1 Note LIBOR Rate, the Class A-2 Note LIBOR Rate, the Subordinate Note LIBOR Rate and the Adjusted Student Loan Rate in accordance with the respective definitions thereof.

                  (iii)  [Reserved.]

                  (iv) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section
5.02 of the Trust Agreement with respect to, among other things, any tax information or accounting report required to be distributed to Note Owners.

                  (v)  [Reserved.]

                  (vi) The Administrator shall perform the duties of the Administrator specified in Sections 10.02 and 10.03 of the Trust Agreement required to be performed in connection with the resignation or removal of the Eligible Lender Trustee and the appointment of a successor Eligible Lender Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents, including those under Sections 6.07 and 6.08 of the Indenture and those under Section 6.07 of the Trust Agreement.

                  (vii) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee, the Indenture Trustee and the Swap Counterparty as soon as practicable after the Administrator has received notice thereof.


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                  (viii) In carrying out the foregoing duties or any of its
other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer or the Noteholders than would be available from unaffiliated parties.

                  (c)      Establishment and Maintenance of Trust Accounts.

                  (i) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Swap Counterparty. The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of HSBC Bank USA.

                  (ii) The Administrator shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Swap Counterparty. The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of HSBC Bank USA.

                  (iii) The Administrator, for the benefit of the Noteholders and the Swap Counterparty, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collateral Reinvestment Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Swap Counterparty. The Collateral Reinvestment Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of HSBC Bank USA.

                  (iv) The Administrator, for the benefit of the Noteholders and the Swap Counterparty, if there are funds to be deposited in a delayed delivery loan funding account, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Delayed Delivery Loan Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Swap Counterparty. The Delayed Delivery Loan Funding Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of HSBC Bank USA.

                  (v) Funds on deposit in the Collection Account, the Reserve Account, the Delayed Delivery Loan Funding Account and the Collateral Reinvestment Account (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant


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to written instructions by the Administrator; provided, however, it is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer; provided, however, that on the Business Day preceding each Monthly Payment Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Monthly Available Funds for each Monthly Payment Date that is not a Quarterly Payment Date, and a portion of the Available Funds for each Quarterly Payment Date. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that funds sufficient to pay the Servicing Fee and the Administration Fee (and all other amounts payable on a Quarterly Payment
Date) will be available in the Collection Account on the Business Day preceding each Monthly Payment Date that is not a Quarterly Payment Date, so that funds on deposit in the Collateral Reinvestment Account that are required, in the judgment and at the discretion of the Administrator, to make Additional Fundings during the Revolving Period will be available for such purpose and so that the remaining such funds will be available at the close of business on the Business Day preceding each Quarterly Payment Date.

                  (vi) (A) The Indenture Trustee, on behalf of the Noteholders and the Swap Counterparty, shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Swap Counterparty. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee and the Swap Counterparty in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

                           (B) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                  (1) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the next to the last sentence of clause (vi)(A) above; and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;


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                  (2) any Trust Account Property that constitutes Physical
         Property shall be Delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery";

                  (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of "Delivery"; and

                  (4) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (3) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery".

                           (C) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Eligible Lender Trustee to carry out their respective duties under the Servicing Agreement and the Trust Agreement, permitting the Indenture Trustee to carry out its duties under the Indenture and withdrawing any amounts deposited in error into such accounts.

                  (vii) On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Collection Account and the other Trust Accounts and the amounts to be distributed therefrom on the related Monthly Payment Date, Quarterly Payment Date or other dates from which amounts therein are to be distributed.

                  (d) Withdrawals from the Collection Account. The Administrator shall instruct the Indenture Trustee in writing (based, in the case of clauses
(iv) and (v) below, on the information contained in the servicer's report delivered with respect to the applicable Determination Date pursuant to Section
3.07 of the Servicing Agreement) to make withdrawals from amounts deposited in the Collection Account at the following times and for the following purposes, and the Indenture Trustee shall comply with such instructions:

                  (i) from time to time during the Revolving Period, insofar as the Administrator may so instruct on any Business Day therein, to deposit into the Collateral Reinvestment Account all collections in respect of principal of the Financed Student Loans;

                  (ii) from time to time during each Collection Period to pay the Department any Consolidation Fees due and payable to the Department, to the extent such Consolidation Fees are not being deducted by the Department out of Special Allowance Payments or Interest Subsidy Payments;

                  (iii) (A) on each Add-on Consolidation Loan Funding Date after the Revolving Period, to prepay in full any Add-on Consolidation Loan pursuant to Section 6.07 of the Trust Agreement; provided, however, that the amount paid to prepay any Add-on



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         Consolidation Loan on any date since the preceding Quarterly Payment
         Date shall not exceed the Net Principal Cash Flow Amount for such date minus the aggregate Purchase Collateral Balance remitted for the purchase of Serial Loans on each Transfer Date since the preceding Quarterly Payment Date after the Revolving Period pursuant to Section 2(d)(iii)(B); and

                           (B) on each Transfer Date after the Revolving Period to pay to the Seller, pursuant to Section 2.02 of the Loan Sale Agreement, the aggregate Purchase Collateral Balance for Serial Loans purchased by the Eligible Lender Trustee on behalf of the Issuer on such date (but only to the extent such aggregate Purchase Collateral Balance has not been satisfied by the exchange of Serial Loans for Exchanged Student Loans); provided that the amount paid to the Seller for the purchase of Serial Loans on such Transfer Date plus the amount of funds remitted for the purchase of Serial Loans on each Transfer Date since the preceding Quarterly Payment Date on any Transfer Date after the Revolving Period shall not exceed the Net Principal Cash Flow Amount for such Transfer Date minus the sum of (i) all amounts paid since the last Quarterly Payment Date pursuant to Section 2(d)(iii)(A) to prepay any Add-on Consolidation Loan not held by the Issuer and (ii) all amounts which the Administrator reasonably estimates will be required to prepay Add-on Consolidation Loans pursuant to Section 2(d)(iii)(A) during the remainder of the Collection Period; and provided, further, that any Purchase Premium Amounts for Serial Loans purchased after the Revolving Period shall be paid only out of Reserve Account Excess as set forth in Section 2(e)(ii);

                  (iv) on each Monthly Payment Date that is not a Quarterly Payment Date, to make the following deposits and distributions to the Persons specified below by 11:00 a.m. (New York time), to the extent of Monthly Available Funds for such Monthly Payment Date in the Collection Account, in the following order of priority:

                           (A) to the Servicer, the Servicing Fee with respect
                  to the preceding calendar month and all unpaid Servicing Fees from prior months; and

                           (B) to the Administrator, from the amount of the
                  Monthly Available Funds remaining after the application of clause (A), the Administration Fee with respect to the preceding calendar month and all unpaid Administration Fees from prior months;

                  (v) on each Quarterly Payment Date, to make the following deposits and distributions to the Persons or the account specified below by 11:00 a.m. (New York time), to the extent of Available Funds for such Quarterly Payment Date in the Collection Account, in the following order of priority:

                           (A) to the Servicer, the Servicing Fee with respect
                  to the preceding calendar month and all unpaid Servicing Fees from prior months;

                         (B) to the Administrator, from the amount of the
                  Available Funds remaining after the application of clause (A), the Administration Fee with respect to the preceding calendar month and all unpaid Administration Fees from prior months;

                           (C) to the Indenture Trustee for distribution
                  pursuant to Section 8.02(c) of the Indenture, in the following order of priority, from the amount of the Available Funds remaining after the application of clauses (A) and (B): (i) the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount, the Trust Swap Payment Amount, if any, and the remainder of any Termination Payment to the extent that the Trust is the defaulting party (other than an Event of Default specified in Section 5(a)(i) of the Swap Agreement), pro rata, based on the ratio of each such amount to the total of such amounts; (ii) the Subordinate Noteholders' Interest Distribution Amount;
                  (iii) if the Revolving Period has terminated, the Senior Noteholders' Principal Distribution Amount; and (iv) if the Revolving Period has terminated, the Subordinate Noteholders' Principal Distribution Amount, each with respect to such Quarterly Payment Date; and

                           (D) to the Reserve Account, the amount of Available
                  Funds remaining after the application of clauses (A) through
                  (C).

                  Except in the case of amounts deposited into the Reserve Account pursuant to clause (d)(v)(D) of this Section 2, amounts properly calculated, reported and withdrawn from the Collection Account and properly distributed pursuant to this Section 2(d) in accordance with the terms hereof shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Persons to whom such amounts are distributed shall in no event be required to refund any such distributed amounts.

                  (e) Reserve Account. (i) The Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account as required by Section 2.01(b) of the Loan Sale Agreement. The Administrator may, but is not obligated to, deposit amounts from time to time into the Reserve Account.

                  (ii) With respect to any amount in the Reserve Account on any Quarterly Payment Date (after giving effect to all deposits thereto on such Quarterly Payment Date and to all withdrawals therefrom necessary to make the distributions required to be made from the Available Funds on such Quarterly Payment Date) in excess of the Specified Reserve Account Balance for such Quarterly Payment Date (the "Reserve Account Excess"), the Administrator shall instruct the Indenture Trustee to apply such Reserve Account Excess as follows:
(a) during the Revolving Period, for deposit to the Collateral Reinvestment Account; provided, however, that if such date is on or after the Parity Date, to the extent that such funds represent payments of interest or Trust Swap Receipt Amounts with respect to the Financed Student Loans, such funds shall be applied in the amounts and the order of priority set forth in clauses (b)(iv) through
(vii) below, and (b) at and after the termination of the Revolving Period, to the following (in the priority indicated): (i) to pay to the Seller any unpaid Purchase Premium Amounts for any Serial Loans purchased by the Issuer after the end of the Revolving Period but prior to the end of the related Collection Period; (ii) if such Quarterly Payment Date is on or prior to the Parity Date, to pay to the Indenture Trustee for distribution to Noteholders pursuant to Section 8.02(d) of the Indenture an amount equal to the lesser of (x) the remaining amount of such excess and (y) the amount by which the aggregate principal amount of the Notes, after giving effect to all other distributions in respect of principal of the Notes on such Quarterly Payment Date, exceeds the Pool Balance as of the close of business on the last day of the related Collection Period; (iii) if such Quarterly Payment Date is after the July 2009 Quarterly Payment Date, to pay the Indenture Trustee for distribution to Noteholders pursuant to Section 8.02(d) of the Indenture the remaining amount of such excess until the aggregate principal amount of the Notes has been reduced to zero; (iv) to pay to the Indenture Trustee for distribution to Noteholders pursuant to Section 8.02(d) of the Indenture, out of the remaining amount of such excess, an amount equal to the aggregate unpaid Noteholders' Interest Basis Carryover; (v) to pay to the Servicer, out of the remaining amount of such excess, the Servicing Fee Shortfall and all prior unpaid Servicing Fee Shortfalls, if any; (vi) to pay to the Seller, out of the remaining amount of such excess, any unpaid Purchase Premium Amounts for any Serial Loans or New Loans purchased during the Revolving Period but after the Parity Date (or at any time during the Collection Period during which the Parity Date occurs) and prior to the end of the related Collection Period; (vii) to the Swap Counterparty, all Termination Payments due under the Swap Agreement to the extent that the Swap Counterparty is the Defaulting Party (as such term is defined in the Swap Agreement), the Trust is the defaulting party under Section 5(a)(i) of the Swap Agreement or a Termination Event shall have occurred; and (viii) any remaining amount of such excess, after application of clauses (i) through (vii) above will be released to the Seller; provided, however, that if and to the extent that (A) the amount of the Servicer's unpaid repurchase obligation pursuant to Section 3.05 of the Servicing Agreement exceeds $500,000 as of the last day of the preceding Collection Period (and such Servicer has not been replaced by a Successor Servicer), or (B) the Department fails by the last day of such preceding Collection Period to satisfy its obligations to reimburse or replace a Federal Guarantor pursuant to the Higher Education Act, then any Reserve Fund Excess remaining on such Quarterly Payment Date for distribution to the Company pursuant to the clause (vi) above shall not be so distributed and shall be retained in the Reserve Account for application in accordance with this Agreement. Amounts properly calculated, reported and distributed pursuant to this Section 2(e)(ii) shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Seller and the Company shall in no event thereafter be required to refund any such distributed amounts.

                  (iii) Following the payment in full of the aggregate outstanding principal amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture to Noteholders, the Seller, the Servicer or the Administrator and the termination of the Trust (including any Noteholders' Interest Basis Carryover, any Servicing Fee Shortfall and any unpaid Servicing Fee Shortfalls and unpaid Purchase Premium Amounts), any amount remaining on deposit in the Reserve Account shall be distributed to the Company. The Company shall in no event be required to refund any amounts properly calculated, reported and distributed pursuant to this Section 2(e)(iii).

                  (iv) (A) In the event that the Servicing Fee for any Monthly Payment Date exceeds the amount distributed to the Servicer pursuant to Sections 2(d)(iv)(A) or 2(d)(v)(A) on such Monthly Payment Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on each Monthly Payment Date an amount equal to such excess and to distribute such amount to the Servicer.

                           (B) In the event that the Administration Fee for any Monthly Payment Date exceeds the amount distributed to the Administrator pursuant to Sections 2(d)(iv)(B) or 2(d)(v)(B) on such Monthly Payment Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Monthly Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (iv)(A) above, and to distribute such amount to the Administrator.

                           (C) For any Quarterly Payment Date, in the event that the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount, the Trust Swap Payment Amount, if any, the remainder of any Termination Payment to the Swap Counterparty to the extent that the Trust is the defaulting party (other than an Event of Default specified in Section 5(a)(i) of the Swap Agreement), the Subordinate Noteholders' Interest Distribution Amount, the Senior Noteholders' Principal Distribution Amount and the Subordinate Noteholders' Principal Distribution Amount, each for such Quarterly Payment Date, exceed the sum of the amount distributed to the Indenture Trustee for distribution to the Noteholders and the Swap Counterparty pursuant to Section 2(d)(v)(C) on such Quarterly Payment Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Quarterly Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (iv)(A) and (iv)(B) above, and to distribute such amount as required by Section 2(d)(v)(C) on such Quarterly Payment Date.

                  (f) Collateral Reinvestment Account. (i) During the Revolving Period, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Collateral Reinvestment Account, in each case to the extent of the funds on deposit therein (A) on each Transfer Date, an amount equal to the Loan Purchase Amount for the Serial Loans and New Loans transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02 of the Loan Sale Agreement with respect to such transfer, (B) when and as requested by the Eligible Lender Trustee, in order to facilitate its origination of Consolidation Loans, to transfer to the order of the Eligible Lender Trustee an amount, sufficient to prepay in full any Student Loan that is to be consolidated through such origination with one or more Financed Student Loans, (C) when and as requested by the Eligible Lender Trustee, in order to facilitate its funding of the addition of the principal balance of any Add-on Consolidation Loan to the principal balance of a Consolidation Loan, an amount sufficient to prepay in full such Add-on Consolidation Loan, (D) on each Determination Date, to deposit into the Collection Account an amount equal to the Capitalized Interest Amount for the Student Loan Rate Accrual Period with respect to the related Monthly Payment Date and (E) on any

Determination Date and in such amounts as the Administrator may direct, for deposit to the Collection Account for the purposes of increasing the Monthly Available Funds or the Available Funds, as the case may be.

                  (ii) On the Quarterly Payment Date on or next occurring after the termination of the Revolving Period, the Administrator shall instruct the Indenture Trustee to withdraw from the Collateral Reinvestment Account on such Quarterly Payment Date an amount equal to the entire remaining amount on deposit in such account and to distribute such amount pursuant to Section 8.02(e) of the Indenture.

                  (g) Statements to Noteholders. (i) On each Determination Date preceding a Quarterly Payment Date, the Administrator shall provide to the Indenture Trustee and the Swap Counterparty (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Quarterly Payment Date to each Noteholder of record a statement substantially in the form of Exhibit B setting forth at least the following information as to the Notes:

                           (A) the amount of such distribution allocable to principal of the Notes, the amount thereof distributable as principal of the Class A-1 Notes, the Class A-2 Notes and the Subordinate Notes, and the amount thereof attributable to the Principal Distribution Amount and the amount thereof attributable to Reserve Account Excess;

                           (B) the amount of the distribution allocable on such Quarterly Payment Date to interest on the Class A-1 Notes;

                           (C) the amount of the distribution allocable on such Quarterly Payment Date to interest on the Class A-2 Notes;

                           (D) the amount of the distribution allocable on such Quarterly Payment Date to interest on the Subordinate Notes;

                           (E) the amount, if any, of such distribution allocable to any Senior Noteholders' Interest Basis Carryover and any Subordinate Noteholders' Interest Basis Carryover, together with any remaining outstanding amount of each thereof;

                           (F) the Pool Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (A) above;

                           (G) the aggregate outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Subordinate Notes, the Class A-1 Note Pool Factor, the Class A-2 Note Pool Factor and the Subordinate Note Pool Factor as of such Quarterly Payment Date, after giving effect to payments allocated to principal reported under clause
         (A) above;

                           (H) the Note Rate applicable with respect to each distribution referred to in clauses (B), (C) and (D) above, indicating whether such interest rate was calculated based on the Adjusted Student Loan Rate or based on the Class A-1 Note LIBOR Rate, Class A-2 Note LIBOR Rate or Subordinate Note LIBOR Rate and specifying what each such Note Rate would have been using the alternate basis for such calculation;

                           (I) the amount of the Servicing Fee paid to the Servicer on such Quarterly Payment Date and on each Monthly Payment Date following the immediately preceding Quarterly Payment Date including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II(i) through
         (ix) of Section 3.06 of the Servicing Agreement and the amount of any Servicing Fee Shortfall for such Quarterly Payment Date and for each Monthly Payment Date following the immediately preceding Quarterly Payment Date;

                           (J) the amount of the Administration Fee paid to the Administrator on such Quarterly Payment Date and on each Monthly Payment Date following the immediately preceding Quarterly Payment Date;

                           (K) the Trust Swap Payment Amount paid to the Swap Counterparty on such Quarterly Payment Date, the amount of any Net Trust Swap Payment Carryover Shortfall for such Quarterly Payment Date, the Trust Swap Receipt Amount paid to the Trust on such Quarterly Payment Date and the amount of any Net Trust Swap Receipt Carryover Shortfall for such Quarterly Payment Date;

                           (L)      Reserved;

                           (M) the amount of the aggregate Realized Losses, if any, for such Collection Period and the balance of Financed Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

                           (N) the balance of the Reserve Account on such Quarterly Payment Date, after giving effect to changes therein on such Quarterly Payment Date and indicating whether on such Quarterly Payment Date or any Monthly Payment Date since the preceding Quarterly Payment Date any withdrawal was made therefrom pursuant to Section 2(e)(iv), the amount of each such withdrawal and the purpose(s) pursuant to
         Section 2(e)(iv) for each such withdrawal;

                           (O) for the October 1999 Quarterly Payment Date, the principal balance and number of Delayed Delivery Loans, if any, conveyed to the Issuer during the related Collection Period, the aggregate Loan Purchase Amounts thereof and the portion thereof attributable to Purchase Premium Amounts;

                           (P) for Quarterly Payment Dates during the Revolving Period, the amount deposited into the Collateral Reinvestment Account during the related Collection Period and on the immediately preceding Quarterly Payment Date, and the amount on deposit therein after giving effect to changes therein on such Quarterly Payment Date;

                           (Q) for the Quarterly Payment Date on or immediately following the end of the Revolving Period, the amount remaining on deposit in the Collateral Reinvestment Account that has not been used to make Additional Fundings;

                           (R) (i) the principal balance and number of Consolidation Loans originated on behalf of the Issuer during the related Collection Period, (ii) the principal balance and number of Add-on Consolidation Loans the principal balances of which have been added to the Trust during the related Collection Period and (iii) the amount withdrawn from the Collateral Reinvestment Account to prepay Student Loans not held by the Issuer that were consolidated through such origination (or addition, in the case of Add-on Consolidation Loans) with one or more Financed Student Loans during such Collection Period;

                           (S) the principal balance and number of Serial Loans conveyed to the Issuer during the related Collection Period, the aggregate Loan Purchase Amounts thereof and the portion thereof attributable to Purchase Premium Amounts;

                           (T) for Quarterly Payment Dates during the Revolving Period, the principal balance and number of New Loans conveyed to the Issuer during the related Collection Period, the aggregate Loan Purchase Amounts thereof and the portion thereof attributable to Purchase Premium Amounts; and

                           (U) the number and principal balance of Financed Student Loans, as of the end of the related Collection Period, that are In-School, Grace, Repayment, Deferral, Forbearance or Consolidation Loans as of the end of the related Collection Period, and a breakdown by number and principal balance of Financed Student Loans, by school type, interest rate and loan program.

Each amount set forth pursuant to clauses (A), (B), (C), (D) and (E) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note. A copy of the statements referred to above may be obtained by any Note Owner by a written request to the Indenture Trustee addressed to the Corporate Trust Office.

                  (h) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Eligible Lender Trustee and the Swap Counterparty of the proposed action and the Eligible Lender Trustee shall have consented to it. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                  (i)  the amendment of or any supplement to the Indenture;

                  (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Financed Student Loans);

                  (iii) the amendment, change or modification of the Basic Documents;

                  (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                  (v) the removal of the Indenture Trustee.

                  (i) Incentive Loans and Incentive Interest Deposits. The Administrator may terminate or change the terms of any Incentive Program with respect to a Financed Student Loan in accordance with the terms of such program, provided such termination or change is not prohibited by the Higher Education Act, upon notice to the Eligible Lender Trustee and the Indenture Trustee. Until the effective date of any termination, the Administrator shall be required to deposit into the Collection Account the Incentive Interest Deposit with respect to such Incentive Financed Student Loan as provided below. In the event that the Administrator fails to make such deposit, the terms of such Incentive Program shall be such that the Borrower shall be obligated to make such payment and such Incentive Program shall terminate as to the related loan.

                  The Administrator shall deposit or cause to be deposited into the Collection Account no later than the Determination Date succeeding each Monthly Collection Period and Collection Period the aggregate Incentive Interest Deposits with respect to Incentive Financed Student Loans in the Trust as of the last day of such Monthly Collection Period and Collection Period. Such deposits shall be considered deposits in respect of interest on such Incentive Financed Student Loans for all purposes of the Basic Documents and shall be deemed to have been deposited into the Collection Account for all such purposes as of such last date of such Monthly Collection Period.

                  (j) Delayed Delivery Loan Funding Account. (i) On the Special Determination Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Delayed Delivery Loan Funding Account, to the extent of the funds on deposit therein, an amount equal to the Loan Purchase Amount for the Delayed Delivery Loans transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in
Section 2.02 of the Loan Sale Agreement with respect to such transfer.

                  (ii) On the Quarterly Payment Date occurring after the Special Determination Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the

Delayed Delivery Loan Funding Account on such Quarterly Payment Date an amount equal to the entire remaining amount on deposit in such account and to distribute such amount pursuant to Section 8.02(g) of the Indenture.

                  3. Annual Statement as to Compliance. (a) The Administrator shall deliver to the Seller, the Eligible Lender Trustee, the Indenture Trustee and the Swap Counterparty, on or before December 31 of each year beginning December 31, 1999, an Officers' Certificate of the Administrator dated as of September 30 of such year, stating that (i) a review of the activities of the Administrator during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to September 30, 1999) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Administrator has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officer's Certificate and each report referred to in Section 4 to the Rating Agencies. A copy of such Officers' Certificate and each report referred to in
Section 4 may be obtained by any Noteholder or Note Owner by a request in writing to the Indenture Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Indenture Trustee that such Person is one of the foregoing parties.

                  (b) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Servicer, the Rating Agencies and the Swap Counterparty, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 12.

                  4. Annual Independent Certified Public Accountants' Report. The Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Administrator, to deliver to the Seller, the Eligible Lender Trustee, the Indenture Trustee and the Swap Counterparty on or before December 31 of each year beginning December 31, 1999, a report addressed to the Administrator and to the Seller, the Eligible Lender Trustee, the Indenture Trustee and the Swap Counterparty (which report may be combined with other reports required to be delivered by such accountants to the Administrator, the Eligible Lender Trustee and the Indenture Trustee under the Basic Documents), to the effect that such firm has examined certain documents and records relating to the administration of the Financed Student Loans and of the Trust during the preceding fiscal year ended September 30 (or, in the case of the first such report, during the period from the Closing Date to September 30, 1999) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that the administration of the Trust was conducted in compliance with the terms of this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report. The Indenture Trustee shall send a copy of each such report to the Rating Agencies.

                  Such report will also indicate that the firm is independent of the Administrator within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  5. Administrator Expenses. The Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Administrator and expenses incurred in connection with distributions and reports to the Noteholders and the Swap Counterparty.

                  6. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

                  7. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to the Administration Fee payable monthly in arrears on each Monthly Payment Date which shall be solely an obligation of the Issuer and payable solely as provided herein.

                  8. Additional Information to Be Furnished. The Administrator shall furnish to the Issuer and the Swap Counterparty from time to time such additional information regarding the Collateral as the Issuer or the Swap Counterparty shall reasonably request. Following the time, if any, that the Swap Counterparty's counterparty ratings fall below "Aa3" or its equivalent, upon request of a Rating Agency, the Administrator shall furnish to such Rating Agency, cashflow projections for the Trust.

                  9. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Eligible Lender Trustee.

                  10. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either the Issuer or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                  11. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

                  12. Administrator Default. If any one of the following events (an "Administrator Default") shall occur and be continuing:

                           (a) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from any of the Trust Accounts, which failure continues unremedied for three Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

                           (b) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement or any Basic Documents, which failure shall (i) materially and adversely affect the rights of Noteholders and (ii) continues unremedied for a period of 30 days after the date of discovery of such failure by an officer of the Administrator or on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator and to the Indenture Trustee and the Eligible Lender Trustee by the Noteholders, representing not less than 25% of the Outstanding Amount of the Notes; or

                           (c) an Insolvency Event occurs with respect to the Administrator; or

                           (d) any representation or warranty made by the Administrator hereunder or under any Basic Document, or in any certificate furnished hereunder or under any Basic Document, shall prove to be untrue or incomplete in any material respect;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee, or the Noteholders evidencing not less than 75% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee, the Eligible Lender Trustee and the Swap Counterparty if given by the Noteholders), may terminate all the rights and obligations (other than the obligations set forth in Section 24 hereof) of the Administrator under this Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Notes or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 13; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor

Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees and expenses) incurred in connection with such transfer of responsibilities and amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies and the Swap Counterparty.

                  13. Appointment of Successor. (a) Upon receipt by the Administrator of notice of termination pursuant to Section 12, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until a successor Administrator has accepted and assumed the responsibilities of the Administrator and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Administrator shall become legally unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination hereunder of the Administrator, the Issuer shall appoint a successor Administrator acceptable to the Indenture Trustee and the successor Administrator shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Administrator and the Indenture Trustee shall be entitled to the Administration Fee. Notwithstanding the above, the Indenture Trustee (with prior written notice to the Swap Counterparty ) shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, as the successor to the Administrator under this Agreement and the Administration Agreement, any established institution the regular business of which shall include the servicing of student loans.

                  (b) Upon appointment, the successor Administrator (including the Indenture Trustee acting as successor Administrator) shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Administrator (which shall not exceed the Administration Fee unless the Swap Counterparty gives its prior written consent and such compensation arrangements will not result in a downgrading of the Class A-1 Notes, the Class A-2 Notes or the Subordinate Notes by any Rating Agency, and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

                  (c) The Administrator may not resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the Basic Documents, the Indenture Trustee, to the extent it is acting as successor Administrator pursuant hereto, shall be entitled to resign to the extent a qualified successor

Administrator has been appointed and has assumed all the obligations of the Administrator in accordance with the terms of this Agreement and the Basic Documents.

                  14. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Administrator pursuant to Section 12 or 13, the Indenture Trustee shall give prompt written notice thereof to Noteholders, the Swap Counterparty and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

                  15. Waiver of Past Defaults. The Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes may, on behalf of all Noteholders, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement to the extent provided in such waiver. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                  16. Notices. Any notice, report or other communication given hereunder shall be in writing (or in the form of facsimile notice, followed by written notice) and addressed as follows:

                  (a)      if to the Issuer, to

                           SMS Student Loan Trust 1999-B
                           c/o First Chicago Delaware Inc.
                           FCC National Bank
                           300 King Street
                           Wilmington, Delaware 19801,

                           with a copy to the Eligible Lender Trustee at the Corporate Trust Office of the Eligible Lender Trustee

                  (b)      if to the Eligible Lender Trustee, to

                           The First National Bank of Chicago
                           153 West 51st Street, 8th Floor
                           New York, New York  10019
                           Attention:  Corporate Trust Administration
                           Telephone:  (212) 373-1140
                           Facsimile:  (212) 373-1383

                  (c)      if to the Administrator, to

                           USA Group Secondary Market Services, Inc.
                           30 South Meridian Street
                           Indianapolis, Indiana  46204-3503
                           Attention:  President and Chief Executive Officer
                           Telephone:  (317) 951-5640
                           Telecopy:  (317) 951-5764

                           with a copy to
                           Office of the General Counsel
                           USA Group, Inc.
                           30 South Meridian Street
                           Indianapolis, Indiana  46204-3503
                           Attention:  Peter M. Greco
                           Telephone:  (317) 951-5526
                           Telecopy:   (317) 951-5532

                  (d)      if to the Indenture Trustee, to

                           HSBC Bank USA
                           140 Broadway
                           12th Floor
                           New York, NY 10005
                           Attention:  Corporate Trust Department
                           Telephone:  (212) 658-6590
                           Facsimile:  (212) 658-6425

                  (e)      if to the Swap Counterparty, to

                           Merrill Lynch Derivative Products AG
                           Stauffacherstrasse 5, 1st Floor
                           8004 Zurich
                           Switzerland
                           Attention: Manager
                           Telephone: 011 411 297 7800
                           Facsimile: 011 411 297 7859
                           with a copy to
                           Merrill Lynch & Co.
                           Office of General Counsel
                           250 Vesey Street
                           New York, New York 10281
                           Attention:  Laurence D. Dobosh
                           Telephone: (212) 449-4706
                           Facsimile: (212) 449-6993;

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

                  17. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the prior written consent of the Eligible Lender Trustee and the Swap Counterparty, but without the consent of the Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee and the Eligible Lender Trustee, materially and adversely affect the interest of any Noteholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the prior written consent of the Eligible Lender Trustee, the Swap Counterparty and the Noteholders of at least a majority in the Outstanding Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to the Financed Student Loans or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Noteholders which are required to consent to any such amendment, without the consent of all Outstanding Noteholders. Prior to the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

                  18. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 13 or 25 of this Agreement concerning the resignation of the Administrator, this Agreement may not be assigned by the Administrator.

                  19. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Indiana, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  20. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                  21. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

                  22. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  23. Not Applicable to USA Group Secondary Market Services, Inc. in Other Capacities. Nothing in this Agreement shall affect any obligation USA Group Secondary Market Services, Inc. may have in any other capacity under the Basic Documents.

                  24. Liability of Administrator; Indemnities. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

                  The Administrator shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Servicer, the Swap Counterparty and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Servicer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

                  The Administrator shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities, to the extent and in the manner provided in, and subject to the limitations of, Section
6.07 of the Indenture.

                  For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 25) as Administrator pursuant to Section 12 or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 13.

                  Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Agreement and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

                  25. Merger or Consolidation of, or Assumption of the Obligations of, Administrator. Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, if other than USA Group Secondary Market Services, Inc., executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 1 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time or both would become an Administrator Default, shall have occurred and be continuing, (iii) the Administrator shall have delivered to the Eligible Lender Trustee, the Indenture Trustee and the Swap Counterparty an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Administrator shall have a consolidated net worth at least equal to that of the predecessor Administrator, (v) such transaction will not result in a material adverse federal or state tax consequence to the Issuer or the Noteholders and (vi) unless USA Group Secondary Market Services, Inc. is the surviving entity, the Administrator shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interests of the Eligible Lender Trustee, the Indenture Trustee and the Swap Counterparty, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

                  26. Limitation on Liability of Administrator and Others. Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders, the Indenture Trustee, the Eligible Lender Trustee or the Swap Counterparty, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of obligations and its duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                  Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Student Loans and the Trust in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Noteholders under the Indenture.

                  27. USA Group Secondary Market Services, Inc. Not to Resign as Administrator. Subject to the provisions of Section 25, USA Group Secondary Market Services, Inc. shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over USA Group Secondary Market Services, Inc. or its properties. Notice of any such determination permitting the resignation of USA Group Secondary Market Services, Inc. shall be communicated to the Eligible Lender Trustee, the Indenture Trustee and the Swap Counterparty at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee, the Indenture Trustee and the Swap Counterparty concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of USA Group Secondary Market Services, Inc. in accordance with Section 13.

                  28. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, except as provided in subsection (c) hereof, this instrument has been countersigned by The First National Bank of Chicago not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall The First National Bank of Chicago in its individual capacity or any Owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer thereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  (b) Notwithstanding anything contained herein to the contrary, except as provided in subsection (c) hereof, this Agreement has been countersigned by HSBC Bank USA not in its individual capacity but solely as Indenture Trustee and in no event shall HSBC Bank USA have any liability for the representations, warranties, covenants, agreements or other obligations of the

Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  (c) Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee or the Indenture Trustee, to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee pursuant to, or to otherwise comply with their obligations under, the Higher Education Act or implementing regulations.

                  29. Notice of Termination of Trust. As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

                  30. Third-Party Beneficiaries. The Eligible Lender Trustee and the Swap Counterparty are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto; provided, however, that in the case of the Swap Counterparty, such right to enforcement and the right to provide consents or waivers pursuant to the provisions hereof or to take other actions as provided herein are conditioned upon its not being in default under the Swap Agreement.

                  31. Consents. With respect to any action to be taken hereunder that requires the consent of a party hereto or of the Eligible Lender Trustee or the Swap Counterparty, such consent shall not be unreasonably withheld, delayed or conditioned.

                        [Signatures Follow on Next Page]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                          SMS STUDENT LOAN TRUST 1999-B

                          By: THE FIRST NATIONAL BANK OF
                               CHICAGO, not in its individual
                               capacity but solely as
                               Eligible Lender Trustee

                          By:___________________________
                             Name:
                             Title:

                          HSBC BANK USA, not in its individual
                            capacity but solely as Indenture
                            Trustee

                          By:___________________________
                             Name:
                             Title:

                          USA GROUP SECONDARY MARKET SERVICES,
                            INC., as Administrator

                          By:___________________________
                             Name:
                             Title:

                                                               EXHIBIT A TO THE
                                                        ADMINISTRATION AGREEMENT

                                POWER OF ATTORNEY

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )

         KNOW ALL MEN BY THESE PRESENTS, that THE FIRST NATIONAL BANK OF CHICAGO, a national bank, not in its individual capacity but solely as eligible lender trustee ("Eligible Lender Trustee") for the SMS Student Loan Trust 1999-B (the "Trust"), does hereby make, constitute and appoint USA Group Secondary Market Services, Inc., as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Agents and Attorneys-in-Fact to execute on behalf of Eligible Lender Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of Eligible Lender Trustee or the Trust to prepare, file or deliver pursuant to the Related Documents (as defined in the Administration Agreement) or pursuant to Section 5.02 of the Trust Agreement (as defined in the Administration Agreement), including without limitation, to appear for and represent Eligible Lender Trustee and the Trust in connection with the preparation, filing and audit of any federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Eligible Lender Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Administration Agreement dated as of April 19, 1999, among the Trust, USA Group Secondary Market Services, Inc., as Administrator, and HSBC Bank USA, as Indenture Trustee, as such may be amended from time to time.

         All powers of attorney for this purpose heretofore filed or executed by Eligible Lender Trustee are hereby revoked.

         EXECUTED as of the 19th day of April 1999.

                                                     THE FIRST NATIONAL BANK OF
                                                     CHICAGO, not in its
                                                     individual capacity but
                                                     solely as Eligible Lender
                                                     Trustee

                                       By:___________________________________
                                          Name:
                                          Title:

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

         Before me, the undersigned authority, on this day personally appeared
[   ] known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that such person signed the same for the purposes and considerations therein expressed.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE this [ ] day of May
1999.

                                    ________________________________________
                                    Notary Public in and for the
                                    State of New York

                                    ________________________________________
                                    Printed Name of Notary Public

                                    Commission Expires___________

                                                                       EXHIBIT B
                                                                          TO THE
                                                        ADMINISTRATION AGREEMENT

Form of Noteholders' Statement pursuant to Section 2(g) of Administration Agreement. Capitalized term s used herein are defined in Appendix A thereto. It should be noted, however, that while all the information listed below shall be included in each Noteholders' Statement, the presentation thereof may vary from that given below.

Quarterly Payment Date:

         (i)      Amount of principal being paid or distributed:

         Class A-1                          __________*

                                             ($-------
                                             * per $1,000
                                             original
                                             principal amount of Notes)

Class A-2             __________*

                                            ($-------
                                            * per $1,000
                                            original principal
                                            amount of Notes)

Subordinate          __________*

                                            ($-------
                                            * per $1,000
                                            original principal
                                            amount of Notes)

---------
* Portion of each such amount attributable to Reserve Account Excess:

         (ii)     Amount of interest being paid or distributed:

Class A-1            __________             ($_______ per
                                            $1,000 original
                                            principal amount of Notes)

Class A-2            __________             ($_______ per
                                            $1,000 original
                                            principal amount
                                            of Notes)

Subordinate          __________             ($_______ per
                                            $1,000 original
                                            principal amount of Notes)

(iii) Amount of Senior Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining
         (if any):

         (a)     Distributed:__________    ($_______ per
                                           $1,000 original principal
                                           amount of Senior Notes)

         (b)     Balance:______________    ($_______ per
                                           $1,000 original) principal
                                           amount of Senior Notes)

(iv) Amount of Subordinate Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

          (a)    Distributed:__________    ($_______ per
                                           $1,000 original  principal amount
                                           of Notes)

          (b)    Balance:______________    ($_______ per
                                           $1,000 original) principal amount
                                           of Notes)

(v)      Pool Balance at end of related Collection Period: _____________

(vi)     After giving effect to distributions on this Quarterly Payment Date:
         ___________________

          (a)  (1) outstanding principal amount of Class A-1   Notes:__________

               (2) Class A-1 Note Pool Factor:__________

          (b)  (1) outstanding principal amount of Class A-2   Notes:__________
               (2) Class A-2 Note Pool Factor:__________

          (c)  (1) outstanding principal amount of Subordinate Notes:__________
               (2) Subordinate Note Pool Factor:__________

(vii)    Applicable Interest Rate:

               In general:

                     (1) Three-Month LIBOR for the LIBOR Reset Period since the previous Quarterly Payment Date was _____%; and
                     (2) the Adjusted Student Loan Rate for such Quarterly Interest Period was _____%.

        Class A-1 Note Rate: _____%             (based on
                                                [Note LIBOR Rate]
                                                [Adjusted Student Loan Rate])

        Class A-2 Note Rate: _____%             (based on
                                                [Note LIBOR Rate]
                                                [Adjusted Student Loan Rate])

        Subordinate Note Rate: _____%           (based on
                                                [Note LIBOR Rate]
                                                [Adjusted Student Loan Rate])

(viii) Amount of Servicing Fee for related Collection Period including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II(i) through (ix) Of section 3.06 Of the servicing agreement and the amount of any Servicing Fee Shortfall for such Quarterly Payment Date and for each Monthly Payment Date following the immediately preceding Quarterly Payment Date:

(ix) Amount of Administration Fee for related Collection Period:__________ ($_______ per $1,000 original principal amount of Notes)

(x) the Trust Swap Payment Amount paid to the Swap Counterparty on such Quarterly Payment Date: ______; the amount of any Net Trust Swap Payment Carryover Shortfall for such Quarterly Payment Date: ____; the Trust Swap Receipt Amount paid to the Trust on such Quarterly Payment
         Date: ____; the Net Trust Swap Receipt Carryover Shortfall for such Quarterly Payment Date:______

(xi)     Reserved

(xii) Aggregate amount of Realized Losses (if any) for the related Collection Period:__________

(xiii)   Financed Student Loans delinquent at end of related Collection Period:
         __________; number of delinquent loans: ________; aggregate unpaid principal balance of delinquent loans: ________________

(xiv) Withdrawal from Reserve Account on related Quarterly Payment Date (other than Reserve Account Excess) and on any Monthly Payment Date since the preceding Quarterly Payment Date (list each withdrawal separately): _______________ [purpose of each withdrawal]

         Reserve Account Excess on related Quarterly Payment Date ___________

         Principal balance of Notes to be paid to reach Parity Date: ___________

(xv)     Reserved

(xvi)    Deposits to Collateral Reinvestment Account during related Collection
         Period: __________; amount to be deposited on related Quarterly Payment
         Date: __________

         Withdrawal from Collateral Reinvestment Account during related Collection Period: __________

(xvii)   Amount in the Reserve Account (after giving effect to (xiv)):__________

(xviii)  Amount in the Collateral Reinvestment Account (after giving effect to
         (xvi)):__________

(xix) Consolidation Loans: ___________ loans with aggregate principal balances of ________ were originated during related Collection Period; withdrawal from Collateral Reinvestment Account to fund origination of Consolidation Loans during related Collection Period: _______

(xx) Add-on Consolidation Loans: ______ loans with aggregate principal balances of ________ were added to the principal balance of a Consolidation Loan; withdrawal from Collateral Reinvestment Account to fund the addition of the principal balances of Add-on Consolidation Loans during the related Collection Period: _____

(xxi) Serial Loans: _______ loans with aggregate principal balances of _______ (portion represented by Purchase Premium Amounts ) were purchased during the related Collection Period.

(xxii) New Loans: _______ loans with aggregate principal balances of _______ (portion represented by Purchase Premium Amounts ) were purchased during the related Collection Period.

(xxiii) Withdrawal from the Delayed Delivery Loan Funding Account during the related Collection Period: ________________.

(xxiv) Amount in the Delayed Delivery Loan Funding Account (after giving effect to (xxiii)): _______________.

(xxv) Financed Student Loans in the following categories as of the end of the related Collection Period:

                                  Weighted Average      Number of     Principal
                                   Interest Rate          Loans        Balance

Status Type:
In-School
Grace
Repayment
Forbearance
Deferment
Delinquencies
Claims Filed Awaiting Payment

Delinquencies:
30-60 Days
61-90 Days
91-120 Days
More than 120 Days Delinquent
Claims Filed Awaiting Payment

Loan Type:
Stafford Loans
SLS Loans
PLUS Loans
Consolidation Loans

School Type:
Traditional
Vocational/Proprietary